UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2006

THE SERVICEMASTER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-14762 (Commission File Number)	36-3858106 (I.R.S. Employer Identification Number)

3250 Lacey Road, Suite 600, Downers Grove, Illinois 60515

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 663-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a – 12)
[ ] Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d(b))
[ ] Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e – 4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Resignation of Jonathan P. Ward as Chairman and Chief Executive Officer

On May 15, 2006, ServiceMaster accepted the resignation of Jonathan P. Ward as Chairman and Chief Executive Officer and as a director of ServiceMaster effective on May 15, 2006. In connection with such acceptance, ServiceMaster agreed pursuant to a letter dated May 15, 2006 (the “Letter Agreement”) to allow Mr. Ward to continue his employment with ServiceMaster from May 15, 2006 until July 31, 2006 in a non-executive position to assist in the transition of his duties and responsibilities to the Interim Chairman and Chief Executive Officer to be appointed by the Board of Directors of ServiceMaster. During this transition period, Mr. Ward will continue to receive his current rate of base pay, participate in ServiceMaster’s standard employee benefit plans and have access to his current e-mail, cell phone and Blackberry services. ServiceMaster also agreed to reimburse Mr. Ward for outplacement and related services and for the reasonable legal fees which he incurs in connection with his termination of employment, in an aggregate amount not to exceed $100,000.

For purposes of (i) the Employment Agreement dated as of November 1, 2004 (the “Employment Agreement”) between Mr. Ward and ServiceMaster and (ii) the Restricted Stock Unit Award Agreement dated as of November 1, 2004 (the “RSU Agreement”) between Mr. Ward and ServiceMaster pursuant to which Mr. Ward had been granted 367,826 restricted stock units (“RSUs”), Mr. Ward’s termination of employment is being treated as a termination of employment by ServiceMaster without cause with a date of termination of July 31, 2006. Under the Employment Agreement, Mr. Ward will receive a lump sum cash payment equal to the sum of (1) his accrued salary through the date of termination, (2) $1,622,250, being two times his highest annual base salary during the term of the Employment Agreement, (3) $2,433,375, being two times his highest target annual bonus during the term of the Employment Agreement, and (4) reimbursement of expenses incurred by him in the performance of his duties, less applicable tax withholdings, and Mr. Ward will be entitled to continuation of medical insurance, dental insurance, accidental death and dismemberment insurance, vision insurance and disability insurance through the two-year anniversary of the termination date. Under the RSU Agreement, at the date of termination of July 31, 2006, 84,883 RSUs will vest (being 367,826 times a fraction, the numerator of which is 21 (the number of full and partial calendar months from the date of grant of the RSUs through the date of termination) and the numerator of which is 91. The remaining RSUs will be forfeited on the termination date.

Under the terms of ServiceMaster’s equity incentive plans, (i) all stock options and stock appreciation rights held by Mr. Ward on the termination date which are exercisable on the termination date will remain exercisable for a period of up to six months after the termination date, (ii) all unexercisable stock options and stock appreciation rights held by him will expire on the termination date and (iii) except to the extent described in the preceding paragraph, all shares of restricted stock and restricted stock units held by Mr. Ward on the termination date will be forfeited on the termination date.

A copy of the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. A copy of the Employment Agreement is filed as Exhibit 10.1, and a copy of the RSU Agreement is filed as Exhibit 10.2, to ServiceMaster’s Current Report on Form 8-K dated November 3, 2004.

Appointment of J. Patrick Spainhour as Interim Chairman and Chief Executive Officer

On May 15, 2006, ServiceMaster entered into a letter agreement (the “Spainhour Agreement”) with J. Patrick Spainhour in connection with his appointment as Interim Chairman and Chief Executive Officer of ServiceMaster. Under the terms of the Spainhour Agreement, Mr. Spainhour’s employment by ServiceMaster commenced on May 16, 2006. Mr. Spainhour is entitled to a base salary at the annual rate of $800,000 and, with respect to his service in 2006, a guaranteed bonus equal to 150% of the salary paid to him for service in 2006. He is entitled to those employee benefits and perquisites which ServiceMaster generally makes available to its executive officers, except that he will not have a right to participate in ServiceMaster’s equity incentive plan in 2006 or the right to enter into a change in control severance agreement. He will be subject to non-competition and non-solicitation restrictions for a period of one year after he ceases being an employee of ServiceMaster.

A copy of the Spainhour Letter Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K.

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Item 5.02  Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

(b) On May 16, 2006, ServiceMaster announced that Jonathan P. Ward had resigned as ServiceMaster’s Chairman and Chief Executive Officer and as a director of ServiceMaster. The resignation was effective May 15, 2006.

(c) On May 16, 2006, ServiceMaster announced that J. Patrick Spainhour, a director of ServiceMaster since July 2005, had been appointed ServiceMaster’s Interim Chairman and Chief Executive Officer. The appointment was effective May 16, 2006. He was also appointed to the Executive Committee of the Board of Directors and, because of his becoming an employee of ServiceMaster, he resigned from the Audit and Finance Committee of the Board of Directors. A brief description of the material terms of the employment agreement between Mr. Spainhour and ServiceMaster is included under Item 1.01.

Mr. Spainhour, age 56, served as the Chairman and Chief Executive Officer, AnnTaylor Stores Corporation, a national specialty retailer of quality women’s apparel, from 1996 until his retirement in 2005. Mr. Spainhour is a director of Circuit City Stores, Inc., a retailer of consumer electronics, and Tupperware Corporation, a direct seller of food storage items.

Item 9.01. Financial Statements and Exhibits
(c)	Exhibits.
	10.1	Letter dated May 15, 2006 from the ServiceMaster Company to Jonathan P. Ward.
	10.2	Letter agreement dated between May 15, 2006 from the ServiceMaster Company to Patrick J. Spainhour.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2006	THE SERVICEMASTER COMPANY
By: /s/ Jim L. Kaput
Jim L. Kaput
Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Letter dated May 15, 2006 from the ServiceMaster Company to Jonathan P. Ward.
10.2	Letter agreement dated between May 15, 2006 from the ServiceMaster Company to Patrick J. Spainhour.

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